UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2017

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 618-7255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

$250,000,000 aggregate principal amount of 5.875% Senior Notes due 2026

On February 27, 2017, United Rentals (North America), Inc. (“URNA”) completed an offering of $250 million aggregate principal amount of its 5.875% Senior Notes due 2026 (the “Reopened 2026 Notes”). The Reopened 2026 Notes were sold pursuant to United Rentals, Inc. (“URI”) and URNA’s shelf registration statement on Form S-3 (File No. 333-201927) (the “Registration Statement”) previously filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act as supplemented by the final prospectus supplement dated February 22, 2017 and filed with the SEC on February 23, 2017.

The Reopened 2026 Notes were issued pursuant to an indenture (the “2026 Indenture”), dated as of May 13, 2016, among URNA, URI, certain domestic subsidiaries of URNA (the “Subsidiary Guarantors” and, together with URI, the “Guarantors”), and Wells Fargo Bank, National Association, as trustee. The Reopened 2026 Notes have identical terms, are fungible with and are part of a single series of senior debt securities with the $750,000,000 principal amount of our outstanding 5.875% Senior Notes due 2026 (the “Original 2026 Notes” and, together with the Reopened 2026 Notes, the “2026 Notes”).

The 2026 Notes mature on September 15, 2026 and bear interest at a rate of 5.875% per year payable semi-annually in cash in arrears on March 15 and September 15 of each year. The first such interest payment will be made on March 15, 2017.

The 2026 Notes are senior obligations of URNA and rank equally with all of its existing and future senior indebtedness, effectively junior to any of its existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of its future subordinated indebtedness.

The 2026 Notes are guaranteed on a senior basis by the Guarantors. The guarantees are senior obligations of the Guarantors and rank equally with all of their existing and future senior indebtedness, effectively junior to any of their existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of their future subordinated indebtedness. The 2026 Notes are not guaranteed by URNA’s foreign subsidiaries or unrestricted subsidiaries.

URNA may redeem some or all of the 2026 Notes, at its option, at any time on or after September 15, 2021, at the following redemption prices (expressed as percentages of principal amount), plus accrued and unpaid interest, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on September 15 of each of the years indicated below:

Year	Redemption Price
2021	102.938%
2022	101.958%
2023	100.979%
2024 and thereafter	100.000%

At any time prior to September 15, 2021, URNA may redeem some or all of the 2026 Notes at a price equal to 100% of the aggregate principal amount of the 2026 Notes to be redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to the redemption date. In addition, at any time on or prior to September 15, 2019, URNA may, at its option, on one or more occasions, redeem up to 40% of the aggregate principal amount of the 2026 Notes with the net cash proceeds of certain equity offerings at a price equal to 105.875% of the principal amount of the 2026 Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date, provided that at least 50% of the aggregate principal amount of the 2026 Notes (excluding 2026 Notes held by URNA and its subsidiaries) remain outstanding immediately after such redemption.

Upon the occurrence of certain change of control events, URNA must offer to repurchase the 2026 Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

The Indenture governing the 2026 Notes contains certain covenants applicable to URNA and its restricted subsidiaries, including limitations on: (1) liens; (2) indebtedness; (3) mergers, consolidations and acquisitions; (4) sales, transfers and other dispositions of assets; (5) loans and other investments; (6) dividends and other distributions, stock repurchases and redemptions and other restricted payments; (7) restrictions affecting subsidiaries; (8) transactions with affiliates; and (9) designations of unrestricted subsidiaries. Each of these covenants is subject to important exceptions and qualifications. In addition, many of the restrictive covenants will not apply to URNA and its restricted subsidiaries during any period when the 2026 Notes are rated investment grade by both Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., or, in certain circumstances, another rating agency selected by URNA, provided at such time no default under the 2026 Indenture has occurred and is continuing.

The Indenture provides for customary events of default, including the following (subject to any applicable cure period): nonpayment, breach of covenants in the Indenture, payment defaults under or acceleration of certain other indebtedness, failure to discharge certain judgments and certain events of bankruptcy, insolvency and reorganization. If an event of default occurs or is continuing, the trustee or the holders of at least 25% in aggregate principal amount of the 2026 Notes then outstanding may declare the principal of, premium, if any, and accrued and unpaid interest, if any, to be due and payable immediately.

The description above is qualified in its entirety by the 2026 Indenture (including the Form of Note for the 2026 Notes), which was filed as Exhibit 4.1 to our current report on Form 8-K filed on May 13, 2016,  and is incorporated by reference into this Item 1.01.

$250,000,000 aggregate principal amount of 5.50% Senior Notes due 2027

On February 27, 2017, URNA completed an offering of $250 million aggregate principal amount of its 5.50% Senior Notes due 2027 (the “Reopened 2027 Notes” and, together with the Reopened 2026 Notes, the “Reopened Notes”). The Reopened 2027 Notes were sold pursuant to the Registration Statement previously filed with the SEC under the Securities Act as supplemented by the final prospectus supplement dated February 22, 2017 and filed with the SEC on February 23, 2017.

The Reopened 2027 Notes were issued pursuant to an indenture (the “2027 Indenture”), dated as of November 7, 2016, among URNA, the Guarantors, and Wells Fargo Bank, National Association, as trustee. The Reopened 2027 Notes have identical terms, are fungible with and are part of a single series of senior debt securities with the $750,000,000 principal amount of our outstanding 5.50% Senior Notes due 2027 (the “Original 2027 Notes” and, together with the Reopened 2027 Notes, the “2027 Notes”).

The 2027 Notes mature on May 15, 2027 and bear interest at a rate of 5.50% per year payable semi-annually in cash in arrears on February 15 and August 15 of each year, except that the last payment of interest will be made on May 15, 2027. The first such interest payment will be made on August 15, 2017.

The 2027 Notes are senior obligations of URNA and rank equally with all of its existing and future senior indebtedness, effectively junior to any of its existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of its future subordinated indebtedness.

The 2027 Notes are guaranteed on a senior basis by the Guarantors. The guarantees are senior obligations of the Guarantors and rank equally with all of their existing and future senior indebtedness, effectively junior to any of their existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of their future subordinated indebtedness. The 2027 Notes are not guaranteed by URNA’s foreign subsidiaries or unrestricted subsidiaries.

URNA may redeem some or all of the 2027 Notes, at its option, at any time on or after May 15, 2022, at the following redemption prices (expressed as percentages of principal amount), plus accrued and unpaid interest, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on May 15 of each of the years indicated below:

Year	Redemption Price
2022	102.75%
2023	101.833%
2024	100.917%
2025 and thereafter	100.000%

At any time prior to May 15, 2022, URNA may redeem some or all of the 2027 Notes at a price equal to 100% of the aggregate principal amount of the 2027 Notes to be redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to the redemption date. In addition, at any time on or prior to May 15, 2020, URNA may, at its option, on one or more occasions, redeem up to 40% of the aggregate principal amount of the 2027 Notes with the net cash proceeds of certain equity offerings at a price equal to 105.50% of the principal amount of the 2027 Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date, provided that at least 50% of the aggregate principal amount of the 2027 Notes (excluding 2027 Notes held by URNA and its subsidiaries) remain outstanding immediately after such redemption.

Upon the occurrence of certain change of control events, URNA must offer to repurchase the 2027 Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

The Indenture governing the 2027 Notes contains certain covenants applicable to URNA and its restricted subsidiaries, including limitations on: (1) liens; (2) indebtedness; (3) mergers, consolidations and acquisitions; (4) sales, transfers and other dispositions of assets; (5) loans and other investments; (6) dividends and other distributions, stock repurchases and redemptions and other restricted payments; (7) restrictions affecting subsidiaries; (8) transactions with affiliates; and (9) designations of unrestricted subsidiaries. Each of these covenants is subject to important exceptions and qualifications. In addition, many of the restrictive covenants will not apply to URNA and its restricted subsidiaries during any period when the 2027 Notes are rated investment grade by both Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., or, in certain circumstances, another rating agency selected by URNA, provided at such time no default under the 2027 Indenture has occurred and is continuing.

The Indenture provides for customary events of default, including the following (subject to any applicable cure period): nonpayment, breach of covenants in the Indenture, payment defaults under or acceleration of certain other indebtedness, failure to discharge certain judgments and certain events of bankruptcy, insolvency and reorganization. If an event of default occurs or is continuing, the trustee or the holders of at least 25% in aggregate principal amount of the 2027 Notes then outstanding may declare the principal of, premium, if any, and accrued and unpaid interest, if any, to be due and payable immediately.

The description above is qualified in its entirety by the 2027 Indenture (including the Form of Note for the 2027 Notes), which was filed as Exhibit 4.1 to our current report on Form 8-K filed on November 7, 2016, and is incorporated by reference into this Item 1.01.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01                                           Other Events.

Underwriting Agreement

In connection with the Reopened Notes offering, on February 22, 2017, URNA and the Guarantors entered into an underwriting agreement with Wells Fargo Securities, LLC, as representative of the several underwriters named therein, relating to the sale of the Reopened Notes (the “Underwriting Agreement”). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1, and is incorporated herein by reference.

Also in connection with the Reopened Notes offering, URI and URNA are filing an opinion of their outside counsel, Sullivan & Cromwell LLP, regarding the validity of the Reopened Notes as Exhibit 5.1 to this Form 8-K, which is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

URI and URNA hereby incorporate Exhibits 1.1, 5.1 and 23.1 into the Registration Statement.

Exhibits
Exhibit 1.1

Underwriting Agreement for the Reopened Notes, dated February 22, 2017, among URNA, URI, each of URNA’s subsidiaries named therein and Wells Fargo Securities, LLC, as representative of the several Underwriters named therein.

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP relating to the Reopened Notes.

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2017

UNITED RENTALS, INC.

By:	/s/ Craig A. Pintoff
Name:	Craig A. Pintoff
Title:	Senior Vice President and General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Craig A. Pintoff
Name:	Craig A. Pintoff
Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibits
Exhibit 1.1

Underwriting Agreement for the Reopened Notes, dated February 22, 2017, among URNA, URI, each of URNA’s subsidiaries named therein and Wells Fargo Securities, LLC, as representative of the several Underwriters named therein.

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP relating to the Reopened Notes.

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).